POWER OF ATTORNEY

The undersigned, acting in the capacity or capacities stated opposite their respective names below on behalf of LIFE INVESTORS VARIABLE LIFE ACCOUNT A, a separate account established by Life Investors Insurance Company of America under the laws of the State of Iowa, hereby make, constitute, and appoint CRAIG
D. VERMIE AND JOHN D. CLEAVENGER, and each of them, singularly, as his true and lawful attorney-in-fact with full power:

         (1) to sign and cause to be filed with the Securities and Exchange Commission, a registration statement on Form S-6 under the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended, on behalf of Life Investors Variable Life Account A;

         (2) to sign and cause to be filed with the Securities and Exchange Commission and all amendments to such Form S-6 registration statement including post-effective amendments pursuant to Rule 485 under the 1933 Act; and

         (3) to take any and all other actions of whatever kind or nature in connection with such registration statements which said attorneys-in-fact may deem advisable, including providing any certifications or exhibits, and making any requests for acceleration.


Signature                         Title                         Date


/s/ REX B. ENO             President and Chairman         December 15, 1999
-----------------             of the Board
Rex B. Eno

                               POWER OF ATTORNEY

The undersigned, acting in the capacity or capacities stated opposite their respective names below on behalf of LIFE INVESTORS VARIABLE LIFE ACCOUNT A, a separate account established by Life Investors Insurance Company of America under the laws of the State of Iowa, hereby make, constitute, and appoint CRAIG
D. VERMIE AND JOHN D. CLEAVENGER, and each of them, singularly, as his true and lawful attorney-in-fact with full power:

         (1) to sign and cause to be filed with the Securities and Exchange Commission, a registration statement on Form S-6 under the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended, on behalf of Life Investors Variable Life Account A;

         (2) to sign and cause to be filed with the Securities and Exchange Commission and all amendments to such Form S-6 registration statement including post-effective amendments pursuant to Rule 485 under the 1933 Act; and

         (3) to take any and all other actions of whatever kind or nature in connection with such registration statements which said attorneys-in-fact may deem advisable, including providing any certifications or exhibits, and making any requests for acceleration.


Signature                            Title                         Date


/s/ PATRICK S. BAIRD          Senior Vice President,        December 15, 1999
--------------------            Chief Operating Officer
Patrick S. Baird                and Director

                               POWER OF ATTORNEY

The undersigned, acting in the capacity or capacities stated opposite their respective names below on behalf of LIFE INVESTORS VARIABLE LIFE ACCOUNT A, a separate account established by Life Investors Insurance Company of America under the laws of the State of Iowa, hereby make, constitute, and appoint CRAIG
D. VERMIE AND JOHN D. CLEAVENGER, and each of them, singularly, as his true and lawful attorney-in-fact with full power:

         (1) to sign and cause to be filed with the Securities and Exchange Commission, a registration statement on Form S-6 under the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended, on behalf of Life Investors Variable Life Account A;

         (2) to sign and cause to be filed with the Securities and Exchange Commission and all amendments to such Form S-6 registration statement including post-effective amendments pursuant to Rule 485 under the 1933 Act; and

         (3) to take any and all other actions of whatever kind or nature in connection with such registration statements which said attorneys-in-fact may deem advisable, including providing any certifications or exhibits, and making any requests for acceleration.


Signature                             Title                       Date


/s/ DOUGLAS C. KOLSRUD        Senior Vice President,        December 15, 1999
----------------------           Chief Investment Officer,
Douglas C. Kolsrud               Corporate Actuary and
                                 Director

                               POWER OF ATTORNEY

The undersigned, acting in the capacity or capacities stated opposite their respective names below on behalf of LIFE INVESTORS VARIABLE LIFE ACCOUNT A, a separate account established by Life Investors Insurance Company of America under the laws of the State of Iowa, hereby make, constitute, and appoint CRAIG
D. VERMIE AND JOHN D. CLEAVENGER, and each of them, singularly, as his true and lawful attorney-in-fact with full power:

         (1) to sign and cause to be filed with the Securities and Exchange Commission, a registration statement on Form S-6 under the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended, on behalf of Life Investors Variable Life Account A;

         (2) to sign and cause to be filed with the Securities and Exchange Commission and all amendments to such Form S-6 registration statement including post-effective amendments pursuant to Rule 485 under the 1933 Act; and

         (3) to take any and all other actions of whatever kind or nature in connection with such registration statements which said attorneys-in-fact may deem advisable, including providing any certifications or exhibits, and making any requests for acceleration.


Signature                            Title                         Date


/s/ CRAIG D. VERMIE           Vice President, Secretary,     December 15, 1999
-------------------               General Counsel and
Craig D. Vermie                    Director

                               POWER OF ATTORNEY

The undersigned, acting in the capacity or capacities stated opposite their respective names below on behalf of LIFE INVESTORS VARIABLE LIFE ACCOUNT A, a separate account established by Life Investors Insurance Company of America under the laws of the State of Iowa, hereby make, constitute, and appoint CRAIG
D. VERMIE AND JOHN D. CLEAVENGER, and each of them, singularly, as his true and lawful attorney-in-fact with full power:

         (1) to sign and cause to be filed with the Securities and Exchange Commission, a registration statement on Form S-6 under the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended, on behalf of Life Investors Variable Life Account A;

         (2) to sign and cause to be filed with the Securities and Exchange Commission and all amendments to such Form S-6 registration statement including post-effective amendments pursuant to Rule 485 under the 1933 Act; and

         (3) to take any and all other actions of whatever kind or nature in connection with such registration statements which said attorneys-in-fact may deem advisable, including providing any certifications or exhibits, and making any requests for acceleration.


Signature                           Title                         Date


/s/ ROBERT J. KONTZ           Vice President and            December 17, 1999
-------------------             Corporate Controller
Robert J. Kontz

                               POWER OF ATTORNEY

The undersigned, acting in the capacity or capacities stated opposite their respective names below on behalf of LIFE INVESTORS VARIABLE LIFE ACCOUNT A, a separate account established by Life Investors Insurance Company of America under the laws of the State of Iowa, hereby make, constitute, and appoint CRAIG
D. VERMIE AND JOHN D. CLEAVENGER, and each of them, singularly, as his true and lawful attorney-in-fact with full power:

         (1) to sign and cause to be filed with the Securities and Exchange Commission, a registration statement on Form S-6 under the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended, on behalf of Life Investors Variable Life Account A;

         (2) to sign and cause to be filed with the Securities and Exchange Commission and all amendments to such Form S-6 registration statement including post-effective amendments pursuant to Rule 485 under the 1933 Act; and

         (3) to take any and all other actions of whatever kind or nature in connection with such registration statements which said attorneys-in-fact may deem advisable, including providing any certifications or exhibits, and making any requests for acceleration.


Signature                               Title                     Date


/s/ BRENDA K. CLANCY           Vice President, Treasurer    December 20, 1999
--------------------              and Chief Financial
Brenda K. Clancy                  Officer and Director

                               POWER OF ATTORNEY

The undersigned, acting in the capacity or capacities stated opposite their respective names below on behalf of LIFE INVESTORS VARIABLE LIFE ACCOUNT A, a separate account established by Life Investors Insurance Company of America under the laws of the State of Iowa, hereby make, constitute, and appoint CRAIG
D. VERMIE AND JOHN D. CLEAVENGER, and each of them, singularly, as his true and lawful attorney-in-fact with full power:

         (1) to sign and cause to be filed with the Securities and Exchange Commission, a registration statement on Form S-6 under the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended, on behalf of Life Investors Variable Life Account A;

         (2) to sign and cause to be filed with the Securities and Exchange Commission and all amendments to such Form S-6 registration statement including post-effective amendments pursuant to Rule 485 under the 1933 Act; and

         (3) to take any and all other actions of whatever kind or nature in connection with such registration statements which said attorneys-in-fact may deem advisable, including providing any certifications or exhibits, and making any requests for acceleration.


Signature                             Title                       Date


/s/ JACK R. DYKHOUSE          Executive Vice President      December 15, 1999
--------------------             and Director
Jack R. Dykhouse

                               POWER OF ATTORNEY

The undersigned, acting in the capacity or capacities stated opposite their respective names below on behalf of LIFE INVESTORS VARIABLE LIFE ACCOUNT A, a separate account established by Life Investors Insurance Company of America under the laws of the State of Iowa, hereby make, constitute, and appoint CRAIG
D. VERMIE AND JOHN D. CLEAVENGER, and each of them, singularly, as his true and lawful attorney-in-fact with full power:

         (1) to sign and cause to be filed with the Securities and Exchange Commission, a registration statement on Form S-6 under the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended, on behalf of Life Investors Variable Life Account A;

         (2) to sign and cause to be filed with the Securities and Exchange Commission and all amendments to such Form S-6 registration statement including post-effective amendments pursuant to Rule 485 under the 1933 Act; and

         (3) to take any and all other actions of whatever kind or nature in connection with such registration statements which said attorneys-in-fact may deem advisable, including providing any certifications or exhibits, and making any requests for acceleration.


Signature                             Title                          Date


/s/ WILLIAM L. BUSLER          Executive Vice President        December 16, 1999
---------------------            and Director
William L. Busler